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                                                                    Exhibit 10.2

                                 SIGNATURE PAGE

                    TO BE USED ONLY BY REGULATION S INVESTORS

            PURCHASING COMMON STOCK IN SYNOVA HEALTHCARE GROUP, INC.

                                    JUNE 2006

     IN WITNESS WHEREOF, by executing this Signature Page, Synova Healthcare Group, Inc., a Nevada corporation (the "Company"), and the undersigned subscriber have caused the Subscription Agreement attached hereto as Exhibit A to be duly executed by their respective authorized signatories as of the date indicated below. Further, by executing this Signature Page, the undersigned subscriber acknowledges delivery and receipt of the Subscription Agreement and the Company's Prospectus Supplement dated June 15, 2006 attached as Exhibit B as well as the summary of offering terms attached hereto as Exhibit C.

[SIGNATURE OF THE COMPANY WITH RESPECT TO THE ATTACHED SUBSCRIPTION AGREEMENT :]

                                         Address for Notice:

SYNOVA HEALTHCARE GROUP, INC.            SYNOVA HEALTHCARE GROUP, INC.
                                         ROSE TREE CORPORATE CENTER
                                         1400 N. PROVIDENCE ROAD
BY:                                      SUITE 6010, BUILDING II
    ----------------------------------   MEDIA, PA 19063
    NAME: STEPHEN E. KING
    TITLE: CHIEF EXECUTIVE OFFICER

WITH A COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE)

BLANK ROME LLP
ONE LOGAN SQUARE
PHILADELPHIA, PA 19103
ATTENTION: ALAN L. ZEIGER, ESQUIRE

                                 SIGNATURE PAGE

                    TO BE USED ONLY BY REGULATION S INVESTORS

                  COMMON STOCK IN SYNOVA HEALTHCARE GROUP, INC.

                                    JUNE 2006

             [SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT:]

PLEASE NOTE: IF AN INVESTOR IS A TRUST, THE FOLLOWING INFORMATION MUST BE PROVIDED BY THE TRUST AS WELL AS THE TRUSTEE. IF AN INVESTOR IS AN ESTATE, THE FOLLOWING INFORMATION MUST BE PROVIDED BY THE ESTATE AS WELL AS ITS EXECUTOR OR ADMINISTRATOR.

Name of Investing Entity: ______________________________________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY: _________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

Complete Residence Address of Investing Entity (if a natural person): __________

________________________________________________________________________________

Email Address of Authorized Entity: ____________________________________________

Address for Notice of Investing Entity (if not same as Full Address above): ____

________________________________________________________________________________

Country of Citizenship (for Investing Entities who are natural persons): _______

________________________________________________________________________________

Jurisdiction of Incorporation or Organization (for Investing Entities who are partnerships or corporations):__________________________________________________

________________________________________________________________________________

Address for Delivery of Securities for Investing Entity (if not same as above):

________________________________________________________________________________

Subscription Amount/Purchase Price: $1.50

Shares of Common Stock: ________________________________________________________

Tax Identification or other Similar Number: ____________________________________

                               WIRING INSTRUCTIONS

     Please provide the full subscription amount set forth above in immediately available funds by wire transfer to the Company as follows:

                               Wachovia Bank, N.A.
                               ABA#: 031201467
                               SWIFT #: PNBPUS33

                               Credit: Synova Healthcare, Inc.
                               Account: #2000012967304

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

Synova Healthcare Group, Inc.
1400 Providence Road, Suite 6010
Media, Pennsylvania 19063

Ladies and Gentlemen:

     The undersigned subscriber ("Subscriber") hereby tenders this Subscription Agreement (this "Agreement") in accordance with and subject to the terms and conditions set forth herein:

     1.   Subscription.

          1.1 Subscriber hereby subscribes for and agrees to purchase the number of shares (the "SHARES") of common stock, par value $.001 per share (the "COMMON STOCK"), of Synova Healthcare Group, Inc., 1400 Providence Road, Suite 6010, Media Pennsylvania 19063, a Nevada corporation (the "COMPANY"), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the "PURCHASE PRICE"). Subscriber has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Common Stock for which Subscriber is subscribing (the "PAYMENT").

          1.2 This Agreement is part of an offering of shares of Common Stock being conducted by G.M. Capital Partners, Ltd. (the "PLACEMENT AGENT") on behalf of the Company outside the United States (the "OFFERING").

          1.3 Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The Placement Agent and the Company may hold an initial closing of the Offering (the "INITIAL CLOSING") at any mutually agreeable time. The date of the Initial Closing is hereinafter referred to as the "INITIAL CLOSING DATE". The Company may hold additional interim closings after the Initial Closing in which the terms of the Offering my not be the same for each closing. Any such interim closings are each hereinafter referred to as an "ADDITIONAL CLOSING" and shall occur on one or more dates each hereinafter referred to as an "ADDITIONAL CLOSING DATE." The Initial Closing Date and the Additional Closing Dates are each hereinafter sometimes referred to as a "CLOSING DATE." The last Closing is sometimes referred to herein as the "FINAL CLOSING." The date of the Final Closing is referred to herein as the "FINAL CLOSING DATE". Upon receipt by the Company of the requisite payment for all Common Stock to be purchased by the subscribers whose subscriptions are accepted at the Initial Closing or any Additional Closing, as applicable, and subject to the satisfaction of certain conditions, the Common Stock so purchased will be issued in the name of each such subscriber, and the name of such subscriber will be registered on the stock transfer books of the Company as the record owner of such Common Stock. The Company will, at the time of Subscriber's Closing, issue to each subscriber participating in such closing a stock certificate for the Common Stock so purchased.

          1.4 Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Agreement and (ii) written acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company and the Placement Agent of Subscriber's subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the "SUBSCRIPTION").


                                      A-1

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          1.5 Prior to acceptance of this Agreement by the Company and the
Placement Agent, Subscriber agrees that the Company and Placement Agent may, as they mutually agree in their sole and absolute discretion, reduce the Subscription to any number of shares of Common Stock that in the aggregate do not exceed the number of shares of Common Stock hereby applied for without any prior notice to or further consent by Subscriber. Subscriber hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of Subscriber, with full power and authority in Subscriber's name, place and stead to amend this Agreement, including, in each case, Subscriber's signature page thereto, to effect any of the foregoing provisions of this Section 1.5.

          1.6 Subscriber agrees and understands that the principals of the Placement Agent may purchase Common Stock in this Offering for their own account.

     2.   Offering Material.

          2.1 Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

               (a) The Company's Prospectus Supplement dated June 15, 2006 relating to the public offering of Common Stock by the selling shareholders named therein (the "SUPPLEMENT"); and

               (b) All other reports, statements and documents filed by the Company with the Securities and Exchange Commission ("SEC") subsequent to the Supplement and prior to the Final Closing Date.

     3. Representations, Warranties and Agreements of the Subscriber. Each Subscriber hereby, for itself and for no other Subscriber, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

               (a) Organization; Authority. Subscriber, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Subscriber of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Subscriber. This Agreement has been duly executed by Subscriber, and when delivered by Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

               (b) Subscriber Representation. Subscriber understands that the Common Stock are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Common Stock as an investment as principal for its own account and not with a view to or for distributing or reselling such Common Stock or any part thereof, has no present intention of distributing any of such Common Stock and has no arrangement or understanding with any other Persons regarding the distribution of such Common Stock (this representation and warranty not limiting Subscriber's right to sell the Common Stock otherwise in compliance with applicable federal and state securities laws, including Regulation S under the federal securities laws). Subscriber is acquiring the Common Stock hereunder in the ordinary course of its business. Subscriber does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Common Stock.


                                      A-2

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               (c) Subscriber Status. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and Subscriber is not a "U.S. Person" as that term is defined in Regulation S and agrees to be bound by all of the terms and conditions of Regulation S.

               (d) Experience of Subscriber. The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock, and has so evaluated the merits and risks of such investment. The Subscriber is able to bear the economic risk of an investment in the Common Stock and, at the present time, is able to afford a complete loss of such investment.

               (e) General Solicitation. The Subscriber is not purchasing the Common Stock as a result of any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               (f) Short Sales. The Subscriber represents that from the date it was notified of the transactions contemplated hereby until the Closing, neither it nor any person over which the Subscriber has direct control, have made, or will make, any net short sales of, or granted, or will grant, any option for the purchase of, or entered into any hedging or similar transaction with the same economic effect as a net short sale in the Common Stock. The Subscriber, severally and not jointly with the other Subscribers, understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" with the Common Stock purchased hereunder prior to the Closing Date is a violation of Section 5 of the Securities Act of 1933, as amended ("Securities Act"). Accordingly, Subscriber hereby agrees not to use any of the Common Stock to cover any short sales prior to the Closing Date. Additionally, Subscriber, severally and not jointly with the other Subscribers, agrees to comply in all respects with Regulation M under the federal securities laws.

               (g) Additional Representations for Regulation S . Subscriber hereby makes the following additional representations and warranties to the
Company:

                    (i) It understands and acknowledges that the Common Stock have not been registered under the Securities Act or any other applicable securities laws, and the Common Stock may not be sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities law or pursuant to an exemption therefrom and in each case in compliance with the conditions for transfer set forth in
(iii) below.

                    (ii) It is a person that, at the time the buy order for the Common Stock was originated and this Agreement was executed, was outside the United States and was not a U.S. person (and was not purchasing for the account or benefit of a U.S. person) within the meaning of Regulation S.

                    (iii) It acknowledges that it will offer, sell or otherwise transfer the Common Stock, prior to the date which is two years after the later of the original issue date hereof and the last date on which the Company or any affiliate of the Company was the owner of any of the Common Stock (or any predecessor of the Common Stock), only (A) to the Company, (B) pursuant to a registration statement that has been declared effective under the Securities Act, (C) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act in a transaction meeting the Requirements of Rule 904 under the Securities Act, or (D) pursuant to another


                                      A-3

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available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clause (C) or (D) to require the delivery of an opinion of counsel, certificates and/or other information reasonably satisfactory to the Company.

                    (iv) It agrees that it will not engage in hedging transactions involving the Common Stock unless such transactions are in compliance with the Securities Act.

                    (v) If it is a "dealer" or a person "receiving a selling concession fee or other remuneration" within the meaning of Regulation S under the Securities Act, it acknowledges that until the expiration of the one-year "restricted period" within the meaning of Rule 903 of Regulation S under the Securities Act, any offer or sale of the Common Stock shall not be made by it to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(k) of the Securities Act.

                    (vi) It acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing representations, warranties and agreements and agrees that, if any of the representations, warranties and agreements made by Subscriber of the Common Stock are no longer accurate, it shall promptly notify the Company.

                    (vii) Each Subscriber represents and warrants that none of the representations or warranties made by the Subscriber herein ("Subscriber Statements") contain any false or misleading statement or omit to state a material fact. The Subscriber shall indemnify the Company to the extent the Company incurs or suffers any damage, expenses, loss, claim, judgment or liability resulting from the Company's reliance upon any Subscriber Statement that is false or misleading. The Subscriber has not traded in securities of the Company in violation of Rule 10b-5 under the Exchange Act or any other federal or state insider trading or anti-fraud securities law.

                    (viii) Subscriber meets all legal requirements necessary to permit the purchase of the Common Stock by a citizen of the jurisdiction of the Subscriber's residence.

               (h) The Subscriber agrees to the imprinting of a legend on any of the Common Stock in substantially the following form:

               THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND IS BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. THE COMMON STOCK MAY NOT BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS COMMON STOCK BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS COMMON STOCK (OR ANY PREDECESSOR OF THIS COMMON STOCK), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A

          REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF FURTHER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK UNLESS SUCH TRANSACTIONS MEET THE REQUIREMENTS AND COMPLY WITH THE SECURITIES ACT.

     Notwithstanding anything contained herein to the contrary, the Company will not, and is not permitted to, register the transfer of any Common Stock sold hereunder on the Company's books or records, unless such Common Stock have been transferred in accordance with or pursuant to (A) the provisions of Regulation S, (B) a registration statement declared effective by the Commission or (C) another available exemption from registration under the Securities Act.

     4.   Registration Rights.

          4.1 The Company hereby grants to Subscriber the following registration rights:

     After the Closing, if the Company decides to register any of its Common Stock either for its own account or the account of a security holder or holders exercising their respective demand registration rights and determines that additional securities may reasonably be registered therewith, the Company will:

                    (i) promptly give written notice thereof to the Subscriber if the Common Stock purchased by the Subscriber hereby previously has not been distributed to the public pursuant to an offering registered under the Securities Act, previously has not been sold in compliance with Rule 144 or at the time may not be sold pursuant to Rule 144 without restriction as to volume limitations (collectively, "Registrable Securities"); and

                    (ii) use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Subscriber and received by the Company within fifteen (15) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company, which written request may specify the inclusion of all or a part of such the Subscriber's Registrable Securities.

     The provisions of this Section 4.1 shall not apply to any registration relating solely to employee benefit plans (as defined under Rule 405 under the Securities Act), or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, or a registration made under Rule 462(b) under the Securities Act.


                                      A-5

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     5.   Understandings.

     Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

          5.1 Subscriber hereby acknowledges and agrees that upon notice of acceptance from the Company and Placement Agent pursuant to this Agreement, the Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several among the Subscriber and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

          5.2 No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Common Stock.

          5.3 No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Subscription.

          5.4 Subscriber acknowledges that the information furnished in this Agreement by the Company or the Placement Agent to Subscriber or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason.

     6. Miscellaneous.

          6.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

                    SYNOVA HEALTHCARE GROUP, INC.
                    Rose Tree Corporate Center
                    1400 N. Providence Road
                    Suite 6010, Building II
                    Media, PA 19063

and in the case of Subscriber to the address for correspondence set forth on the Signature Page.

          6.2 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, and shall be binding upon Subscriber, Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent, and their respective successors and assigns. If any provision of this Agreement is


                                      A-6

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invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          6.3 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


                                       A-7

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                                    EXHIBIT B

                    PROSPECTUS SUPPLEMENT DATED JUNE 15, 2006


                                      B-1

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                                    EXHIBIT C

                                   TERM SHEET


                                      C-1